UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Stockholder Approval of Amended 2022 Incentive Plans

(e)       Prior to the annual meeting of the stockholders of Bluerock Homes Trust, Inc. (the “Company,” “we,” “us,” or “our”) held on June 11, 2025 (the “Annual Meeting”), the Company had in effect the 2022 Equity Incentive Plan for Individuals (the “2022 Individuals Plan”), and the 2022 Equity Incentive Plan for Entities (the “2022 Entities Plan,” and together with the 2022 Individuals Plan, the “2022 Incentive Plans”). At the Annual Meeting, the stockholders of the Company approved the amendment and restatement of each of the 2022 Individuals Plan (as so amended and restated, the “Amended 2022 Individuals Plan”) and the 2022 Entities Plan (as so amended and restated, the “Amended 2022 Entities Plan,” and collectively with the Amended 2022 Individuals Plan, the “Amended 2022 Incentive Plans”). The Amended 2022 Incentive Plans were approved by the Company’s board of directors (the “Board”) on April 15, 2025, subject to the approval of the Company's stockholders at the Annual Meeting, and became effective upon such stockholder approval.

The Amended 2022 Incentive Plans are intended to provide incentives to the Company’s independent directors, executive officers and other key employees, including employees of Bluerock Homes Manager, LLC, the Company’s external manager (the “Manager”) and Bluerock Residential Holdings, L.P., the Company’s operating partnership (the “Operating Partnership”), and their affiliates and other service providers, including our Manager and its affiliates, to assist in recruiting and retaining the services of such individuals and service providers, and to align the interests of participants with those of the Company and its stockholders.

The Amended 2022 Incentive Plans provide for the grant of options to purchase shares of the Company’s common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of the Company’s Class A common stock authorized for issuance under the Amended 2022 Incentive Plans is 4,022,109, with (i) 1,625,000 shares available for issuance under the Amended 2022 Incentive Plans, and (ii) 2,397,109 shares subject to awards granted under the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Individuals and the Bluerock Residential Growth REIT, Inc. Amended and Restated 2014 Equity Incentive Plan for Entities (together, the “Prior Plans”) that may become available for issuance or reissuance, as applicable, under the Amended 2022 Incentive Plans if such awards are forfeited, canceled or otherwise terminated (other than by exercise). Taking into account issuances and forfeitures effectuated under the 2022 Incentive Plans since the filing of the Company’s definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on April 15, 2025 pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Proxy Statement”) but prior to the Annual Meeting, the aggregate number of additional shares of the Company’s Class A common stock available for issuance under the Amended 2022 Incentive Plans with respect to awards granted on and after stockholder approval at the Annual Meeting is equal to 660,076 shares, inclusive of (i) 425,000 new shares, plus (ii) 235,076 shares that remain available for issuance under the 2022 Incentive Plans. The issuance of shares or awards under the Amended 2022 Individuals Plan reduces the number of shares that may be issued under the Amended 2022 Entities Plan, and vice versa.

The foregoing summary description of the Amended 2022 Incentive Plans is qualified in its entirety by reference to the actual terms of the Amended 2022 Individuals Plan, which is attached hereto as Exhibit 10.1, and the actual terms of the Amended 2022 Entities Plan, which is attached hereto as Exhibit 10.2. For additional information regarding the Amended 2022 Incentive Plans, please refer to “Proposal 2: Approval of Amended 2022 Incentive Plans” on pages 40-50 of the Proxy Statement.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company held its Annual Meeting of stockholders on June 11, 2025. The following proposals were set forth in the Proxy Statement. For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, April 11, 2025, there were 4,055,084 shares of the Company’s Class A common stock and 8,489 shares of the Company’s Class C common stock outstanding and entitled to vote at the Annual Meeting. The Class C common stock is entitled to fifty votes for each share held; thus, for purposes of the Annual Meeting, a total of 4,063,573 shares of the Company’s common stock were deemed outstanding and entitled to vote. Represented at the meeting in person or by proxy were 3,061,702 shares of the Company’s common stock, representing 68.34% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1)       The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	1,067,197	280,122	1,714,383
I. Bobby Majumder	929,712	417,607	1,714,383
Romano Tio	1,013,850	333,469	1,714,383
Elizabeth Harrison	1,066,986	280,333	1,714,383
Kamal Jafarnia	1,007,257	340,062	1,714,383

(2)       The stockholders approved the Amended 2022 Incentive Plans to increase the aggregate number of shares of Class A common stock reserved for issuance thereunder, and make other administrative changes as disclosed in the Proxy Statement:

For	1,011,824
Against	329,187
Abstain	6,308
Broker Non-Votes	1,714,383

(3)       The stockholders ratified Grant Thornton LLP as the Company’s independent registered public accounting firm for 2025:

For	3,053,764
Against	2,604
Abstain	5,334

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit No.	Description

10.1	Bluerock Homes Trust, Inc. Amended and Restated Equity Incentive Plan for Individuals

10.2	Bluerock Homes Trust, Inc. Amended and Restated Equity Incentive Plan for Entities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: June 12, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer